UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  02/10/2005

Oglebay Norton Company
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-32665

Ohio	34-1888342
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

North Point Tower
1001 Lakeside Avenue - 15th Floor
Cleveland, OH 44114
(Address of Principal Executive Offices, Including Zip Code)

216-861-3300
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On February 10, 2005, the Company entered into an indemnification agreement with each of DeLyle W. Bloomquist, Thomas O. Boucher Jr., Eugene I. Davis, Laurence V. Goddard, Robert H. Kanner and John P. O'Brien, as members of the board of directors of the Company, Michael D. Lundin, as a member of the board of directors of the Company and as an executive officer, and each of Julie A. Boland, Sylvie A. Bon, Michael J. Minkel and Rochelle F. Walk, as executive officers (the "Indemnification Agreements").

In general, the Indemnification Agreements provide the directors and executive officers listed above with contractual rights to indemnification and advancement or reimbursement of expenses to the fullest extent permitted under Section 1701.13 of the Ohio General Corporation Law in connection with any and all expenses, judgments, fines, penalties, and amounts paid in settlement incurred by the directors or executive officers as a result of their service to, and actions on behalf of, the Company. The Company's Amended and Restated Articles of Incorporation (the "Amended Articles") currently provide that the Company is required to indemnify its officers and directors to the fullest extent allowable under applicable law.

Thomas O. Boucher Jr., one of the members of the board of directors entering into an indemnification agreement with the Company, was the representative of Ingalls & Snyder Value Partners, L.P. on the Creditors' Committee and was the chair of the Creditors' Committee. Mr. Boucher is also a signatory to the Commitment Agreement and the Registration Rights Agreement.

Copies of the Indemnification Agreements are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, and 10.11, respectively, to this Form 8-K and incorporated herein by this reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits
Exhibit
Number    Description

10.1      Indemnification Agreement with DeLyle W. Bloomquist, dated February 10, 2005.

10.2      Indemnification Agreement with Thomas O. Boucher, Jr., dated February 10, 2005.
10.3      Indemnification Agreement with Eugene I. Davis, dated February 10, 2005.
10.4      Indemnification Agreement with Laurence V. Goddard, dated February 10, 2005.
10.5      Indemnification Agreement with Robert H. Kanner, dated February 10, 2005.
10.6      Indemnification Agreement with John P. O'Brien, dated February 10, 2005.
10.7      Indemnification Agreement with Michael D. Lundin, dated February 10, 2005.
10.8      Indemnification Agreement with Julie A. Boland, dated February 10, 2005.
10.9      Indemnification Agreement with Sylvie A. Bon, dated February 10, 2005.
10.10    Indemnification Agreement with Michael J. Minkel, dated February 10, 2005.
10.11    Indemnification Agreement with Rochelle F. Walk, dated February 10, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Oglebay Norton Company

Date: February 11, 2005.	By:	/s/ Rochelle F. Walk
Rochelle F. Walk
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-10.1	Director Indemnification Agreement with DeLyle W. Bloomquist, dated February 10, 2005.
EX-10.2	Director Indemnification Agreement with Thomas O. Boucher, Jr., dated February 10, 2005.
EX-10.3	Director Indemnification Agreement with Eugene I. Davis, dated February 10, 2005.
EX-10.4	Director Indemnification Agreement with Laurence V. Goddard, dated February 10, 2005.
EX-10.5	Director Indemnification Agreement with Robert H. Kanner, dated February 10, 2005.
EX-10.6	Director Indemnification Agreement with John P. O'Brien, dated February 10, 2005.
EX-10.7	Director and Officer Indemnification Agreement with Michael D. Lundin, dated February 10, 2005.
EX-10.8	Officer Indemnification Agreement with Julie A. Boland, dated February 10, 2005.
EX-10.9	Officer Indemnification Agreement with Sylvie A. Bon, dated February 10, 2005.
EX-10.10	Officer Indemnification Agreement with Michael J. Minkel, dated February 10, 2005.
EX-10.11	Officer Indemnification Agreement with Rochelle F. Walk, dated February 10, 2005.